UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 11, 2025
SONOS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38603	03-0479476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Coromar Drive
Santa Barbara, California 93117
(Address of principal executive offices, including zip code)
(805) 965-3001
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SONO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Sonos, Inc. (the “Company”) was held on March 11, 2025 (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 108,908,780 shares of the Company's common stock, or approximately 90.35% of the total outstanding shares eligible to be voted. The holders present voted on the seven proposals presented at the Annual Meeting as follows.

Proposal One — Election of Directors

The Company’s stockholders approved the election of three Class I directors to the Company’s Board of Directors for three year terms or until their respective successors are elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Karen Boone	89,536,381	5,523,143	13,849,256
Joanna Coles	57,789,062	37,270,462	13,849,256
Bracken Darrell	91,632,187	3,427,337	13,849,256

Proposal Two — Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2025 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,310,971	421,774	176,035	—

Proposal Three — Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on January 27, 2025 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,007,053	41,871,423	181,048	13,849,256

Proposal Four — Advisory Vote on Frequency of Future Say-on-Pay Votes

An advisory vote on the frequency of future say-on-pay advisory votes on executive compensation received the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
92,453,432	54,664	2,470,117	81,311	13,849,256

In light of these voting results, the Company plans to hold future say-on-pay advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

Proposal Five — Approval of an Amendment and Restatement of the Company's Restated Certificate of Incorporation to Reflect Delaware Law Provisions Allowing for the Exculpation of Officers

The Company’s stockholders approved the amendment and restatement of the Company's Restated Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
88,530,612	6,386,137	142,775	13,849,256

Proposal Six — Approval of Amending the Company’s Restated Bylaws to Provide for Delaware General Corporation Law and Universal Proxy Rule Updates

The Company’s stockholders approved amending the Company’s Restated Bylaws to provide for Delaware General Corporation Law and universal proxy rule updates by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,740,994	172,974	145,556	13,849,256

Proposal Seven — Approval of Amending the Company’s Restated Bylaws to Modernize the Advance Notice Provisions

The Company’s stockholders approved amending the Company’s Restated Bylaws to modernize the advance notice provisions by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
94,807,157	105,689	146,678	13,849,256

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOS, INC.

Date: March 13, 2025	By:	/s/ Eddie Lazarus
Eddie Lazarus Chief Legal and Strategy Officer